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                                                                 EXHIBIT 10.18.5

     THIRD AMENDMENT (this "Amendment"), dated as of March 18, 2002, to that certain Parent Agreement, dated as of September 17, 1999 (the "Parent Agreement"), between LEAP WIRELESS INTERNATIONAL, INC., a Delaware corporation (the "Parent") and LUCENT TECHNOLOGIES, INC., as Administrative Agent (in such capacity, the "Administrative Agent") for the Lenders (as defined in the Credit Agreement referred to below).

     WHEREAS, Cricket Communications Holdings, Inc., Cricket Communications, Inc. (the "Borrower"), the Lenders party thereto and the Administrative Agent have entered into that certain Credit Agreement dated as of September 20, 1999, as Amended and Restated as of October 20, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     WHEREAS, Borrower, the Required Lenders and the Administrative Agent have agreed to amend certain provisions of the Credit Agreement on the terms and subject to the conditions set forth in that Second Amendment to the Credit Agreement dated as of March 18, 2002 (the "Second Credit Agreement Amendment").

     WHEREAS, in connection with the Second Credit Agreement Amendment, Parent and the Administrative Agent have agreed to amend certain provisions of the Parent Agreement on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, for and in consideration of the mutual agreements contained in this Amendment and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1. Amendment. Section 8 of the Parent Agreement is hereby amended by inserting the following paragraph at the end thereof:

     (c) The Parent will (i) perform or cause to be performed each action required or contemplated to be performed by Parent under Sections 5.18, 5.19 and
5.20 of the Credit Agreement as and when contemplated thereunder and (ii) invest as equity in Holdings, and cause Holdings to invest as equity in Borrower, the cash proceeds of any dividend paid by a License Subsidiary pursuant to clause
(i) of Section 6.06 of the Credit Agreement.

     Section 2. Conditions to Effectiveness. This Amendment shall become effective upon (a) execution by the parties hereto and (b) the effectiveness of the Second Credit Agreement Amendment.

     Section 3. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     Section 4. Parent Agreement. Except as expressly amended hereby, the Parent Agreement shall continue in full force and effect in accordance with the provisions thereof. Any reference in the Parent Agreement, the Credit Agreement or any documents or instruments required thereunder or any annexes or schedules thereto, to the Parent Agreement shall be deemed to refer to the Parent Agreement as amended by this Amendment.
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     Section 5.         Counterparts.  This Amendment may be executed in two or
more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.



LEAP WIRELESS INTERNATIONAL, INC.


By:     /s/ S. G. SWENSON
        -----------------
Name:   S. G. Swenson
        -------------
Title:  President and COO
        -----------------




LUCENT TECHNOLOGIES INC., as
Administrative Agent



By:     /s/ FRANK A. DELCORE
        --------------------
Name:   Frank A. DelCore
        ----------------
Title:  Director
        --------


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